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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002



                          VALASSIS COMMUNICATIONS, INC.

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             (Exact name of registrant as specified in its charter)



   Delaware                          1-10991                     38-2760940

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 (State or other             (Commission File Number)           (IRS Employer
of incorporation)                                             Identification No)



                  19975 Victor Parkway, Livonia, Michigan 48152

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                     (Address of principal executive office)



Registrant's telephone number, including area code:  734-591-3000

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Item 9. REGULATION FD DISCLOSURE

On August 14, 2002, Valassis Communications, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Alan F. Schultz, and Chief Financial Officer, Robert L. Recchia, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350, attached as exhibits thereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Transmittal Letter

Exhibit 99.2 Certification of Chief Executive Officer and Chief Financial
             Officer Pursuant to Section 906 of the Sarbanes-Oxley Act

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VALASSIS COMMUNICATIONS, INC.



                                              By:  /s/Robert L. Recchia
                                                   -----------------------------
                                                   Robert L. Recchia
                                                   Executive Vice President and
                                                   Chief Financial Officer



Dated:  August 14, 2002